Exhibit 10.25

C & A Scale Service, Inc. P.O. BOX 270 CRESCENT, IOWA 51526 Phone (712) 545-3461 Fax (712) 545-3343	[GRAPHIC]

Contract # 9406
Millennium Ethanol LLC	November 10, 2006

Marion, S.D Attn: Steve Domm fax 605-648-3943

Project: (2) New 120’ x 11’ Pit Motor Truck Scale

Item 1: (2) Rice Lake 120’ x 11’ Motor Truck Scale 200,000 LB Capacity

Each Scale Includes:	-	5 Module Design
	-	30 Ton CLC
	-	Foundation Kit
	-	Ground Rod, Bumpers
	-	Approach Coping
	-	Rice Lake Steel Load Cells
	-	Hermetically Sealed Load Cells
	-	Checkered Deck Plate
	-	Nema 4X Junction Boxes
	-	5 year bridge warrant, 5 year on load cells, parts only
	-	5 year maintenance agreement
	-	1 test per year and inspection of scale
	-	Rubber T-Belt for Approaches
	-	IQ710 Digital Indicator

Item 2: (2) Foundations for Both Truck Scale

Includes:	-	Form and Pour Piers
	-	Form and Pour 2 - 15’ Approaches
	-	All work to meet South Dakota Specs
	-	(customer is responsible for Locates)
	-	(customer is responsible for permits)
	-	Foundation soil must meet 2500psi min.
	-	Setting of weighbridge
-

Item 3: Excavation in Virgin Soil and Backfill/Compaction

Continue next page

Item 4: Installation and Calibration

Includes:	-	Setting of Load Cells
	-	Wiring of Load Cells
	-	Home Run Cable from Scale to Office
	-	Certification of Scale per S.D. Specs

Item 5: (2) Remote Displays
	-	Communication wire between remotes and indicator
	-	Electrical circuit needed to each displays, not included

Contract Price:	$244,700.00
Freight	$4,500.00
4% Sales Tax	$9,968.00

Total Contract:	$259,168.00

Terms and Agreements:

First Payment 30% down prior to ordering of Truck scales

Second Payment 30% on completion of foundation and pit walls poured

Third Payment 30% on completion of weighbridge, decks poured, and calibration

Final Payment 10% upon all approvals

(note: 10% of payments will be held back of terms: final payment will include final payment of total amount above)

Starting Date: June 1, 2007	Completion 90 days following

Contract valid for 1 year from contract date
Changes to contract are subject to T/M plus 10%.

Contractor: C & A Scale Service Inc.		Customer:	Millenium Ethanol, LLC
Printed Name:	Charles K. Hildreth	Printed Name:	Steve Domm
Signature Name:	/s/ Charles K. Hildreth	Signature Name:	/s/ Steve Domm
Title:	President	Title:	CEO
		Date:	1/3/07

Quotation To:

Millennium Ethanol LLC	Quote No.: 3267(MarionTruck)
Date: March 26,2007
Marion, SD	Valid: 45 Days
Attn: Steve Domm	Delivery: 4 to 6 weeks

(Fax 605-648-3943)

Project: Complete oneWeigh System on Dual Truck Scales

Description of Equipment

Item 1: oneWeigh Software Package
Includes: Agris software, Reader interface, and first year maintenance
Interface to moisture meter

Item 2: RF Reader Station
Includes Reader, power supply, interface cable and 50 in-house tags

Item 3: Outbound Scale Photo-Eye Kit
Set of photo eyes for both ends of outbound scale & interface enclosure

Item 4: Dell PC Workstation
Includes full PC with Touch Screen monitor and 80-column printer.

Item 5: Remote Display Message Board
Displays message when outbound truck is correctly weighed.

Item 6: Setup and Installation

Estimated Cost           $28,900.00

Not Included: Conduit, Electrical to devices

Proposal By: Keith Clausen / Chuck Hildreth

Accepted By:	/s/ Steve Domm	P.O.#:	Date:	3/27/07